July 23, 2025	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL THIRD QUARTER OF
2025 RESULTS

•Record net revenues of $10.34 billion and record pre-tax income of $1.98 billion for the first nine months of fiscal 2025, up 10% and 5%, respectively, over the first nine months of fiscal 2024
•Record client assets under administration of $1.64 trillion and record Private Client Group assets in fee-based accounts of $943.9 billion, up 11% and 15%, respectively, over June 2024
•Quarterly net revenues of $3.40 billion, up 5% over the prior year’s fiscal third quarter and flat compared to the preceding quarter
•Quarterly net income available to common shareholders of $435 million, or $2.12 per diluted share; quarterly adjusted net income available to common shareholders of $449 million(1), or $2.18 per diluted share(1)
•Repurchased $451 million of common stock during the fiscal third quarter
•Annualized return on common equity of 17.1% and annualized adjusted return on tangible common equity of 20.5%(1) for the first nine months of fiscal 2025

ST. PETERSBURG, Fla. – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $3.40 billion and net income available to common shareholders of $435 million, or $2.12 per diluted share, for the fiscal third quarter ended June 30, 2025. Excluding $19 million of expenses related to acquisitions, quarterly adjusted net income available to common shareholders was $449 million(1), or $2.18 per diluted share(1). The results for the period included a $58 million reserve increase associated with the settlement of a legal matter related to bond underwritings for a specific issuer, sold to institutional investors between 2013 to 2015. Although the firm maintains it had strong defenses and denied any liability, given the complexity of the case and the unpredictability of litigation outcomes, it determined to resolve the long-running dispute without admission of wrongdoing.

“This quarter we celebrate the firm’s 150th consecutive quarter of profitability, highlighting the strength of our diverse and complementary businesses and our ongoing commitment to always putting clients first,” said CEO Paul Shoukry. “We are encouraged by the significant growth in our financial advisor recruiting pipeline, as more advisors continue to recognize our unique culture, comprehensive capabilities, strong balance sheet, and our steadfast commitment to maintaining independence. Our investment banking pipeline remains strong, and we are growing increasingly optimistic about macroeconomic conditions although the environment remains uncertain. Looking ahead, we enter the fiscal fourth quarter well positioned, supported by record client assets and significant capital to drive further business growth.”

Quarterly net revenues increased 5% over the prior year’s fiscal third quarter and approximated the preceding quarter level, with continued growth in asset management and related administrative fees which increased to $1.73 billion. Primarily the result of the impact of the aforementioned legal reserve, net income available to common shareholders decreased. For the fiscal third quarter, annualized return on common equity and annualized adjusted return on tangible common equity were 14.3% and 17.2%(1), respectively.

Please refer to the footnotes at the end of this press release for additional information.

For the first nine months of the fiscal year, record net revenues of $10.34 billion increased 10%, record earnings per diluted share of $7.35 increased 7%, and record adjusted earnings per diluted share of $7.55(1) increased 6% over the first nine months of fiscal 2024. The Private Client Group segment net revenues and the Asset Management segment net revenues and pre-tax income were record results during the first nine months of fiscal 2025. Annualized return on common equity was 17.1% and annualized adjusted return on tangible common equity was 20.5%(1).

Segment Results
Private Client Group
•Quarterly net revenues of $2.49 billion, up 3% over the prior year’s fiscal third quarter and slightly higher compared to the preceding quarter
•Quarterly pre-tax income of $411 million, down 7% compared to the prior year’s fiscal third quarter and 5% compared to the preceding quarter
•Record Private Client Group assets under administration of $1.57 trillion, up 11% over June 2024 and 7% over March 2025
•Record Private Client Group assets in fee-based accounts of $943.9 billion, up 15% over June 2024 and 8% over March 2025
•Domestic Private Client Group net new assets(2) of $11.7 billion for the fiscal third quarter, or annualized growth from beginning of period assets of 3.4%; Fiscal year-to-date, domestic Private Client Group net new assets of $34.5 billion or 3.3% annualized
•Total clients’ domestic cash sweep and ESP balances of $55.2 billion, down 2% compared to the prior year’s fiscal third quarter and 4% compared to the preceding quarter

Quarterly net revenues rose 3% year-over-year mainly driven by higher asset management and related administrative fees which were partially offset by the impacts of lower short-term interest rates. During the same period, PCG assets in fee-based accounts grew by 15%, primarily due to market appreciation and net asset inflows. This contributed to a 7% rise in asset management and related administrative fees, reaching $1.46 billion. Pre-tax income declined year-over-year primarily due to the impact of lower interest rates.

Capital Markets
•Quarterly net revenues of $381 million, up 15% over the prior year’s fiscal third quarter and down 4% compared to the preceding quarter
•Quarterly investment banking revenues of $203 million, up 17% over the prior year’s fiscal third quarter and down 2% compared to the preceding quarter
•Quarterly pre-tax loss of $54 million reflects the impact of the aforementioned $58 million legal reserve in the quarter

Quarterly net revenues increased 15% over the prior year period, driven mainly by higher investment banking, fixed income brokerage and equity brokerage revenues. Sequentially, quarterly net revenues decreased 4% largely due to lower M&A revenues and fixed income brokerage revenues partially offset by higher underwriting and affordable housing investments business revenues. The quarterly pre-tax loss was largely due to the impact of the aforementioned legal reserve. The investment banking pipeline remains strong and while we are increasingly optimistic regarding macroeconomic conditions, the current environment remains uncertain.

Asset Management
•Quarterly net revenues of $291 million, up 10% over the prior year’s fiscal third quarter and 1% over the preceding quarter
•Record quarterly pre-tax income of $125 million, up 12% over the prior year’s fiscal third quarter and 3% over the preceding quarter
•Record financial assets under management of $263.2 billion, up 15% over June 2024 and 7% over March 2025

The increase in quarterly net revenues and pre-tax income over both the prior-year and sequential quarter is largely attributable to higher financial assets under management due to market appreciation and net inflows into fee-based accounts in the Private Client Group.
Please refer to the footnotes at the end of this press release for additional information.

Bank
•Quarterly net revenues of $458 million, up 10% over the prior year’s fiscal third quarter and 6% over the preceding quarter
•Quarterly pre-tax income of $123 million, up 7% over the prior year’s fiscal third quarter and 5% over the preceding quarter
•Record net loans of $49.8 billion, up 10% over June 2024 and 3% over March 2025
•Bank segment net interest margin (“NIM”) of 2.74% for the quarter, up 10 basis points over the prior year’s fiscal third quarter and 7 basis points over the preceding quarter

Net loans increased by 3% over the preceding quarter, primarily due to ongoing growth in securities-based lending, which rose by 5% in the quarter. Bank segment NIM improved by 7 basis points to 2.74%, attributable mainly to a favorable shift in asset mix and a higher proportion of lower cost deposits. These factors contributed to a 6% sequential increase in quarterly net revenues. The credit quality of the loan portfolio remains strong.

Other

The effective tax rate for the quarter was 22.6%, reflecting the favorable impact of nontaxable corporate-owned life insurance gains in the quarter. During the fiscal third quarter, the firm repurchased common stock of $451 million at an average price of $137 per share. As of June 30, 2025, $749 million remained available under the Board’s approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 24.3%(3) and the tier 1 leverage ratio was 13.1%(3), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, July 23, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. An audio replay of the call will be available at the same location until October 22, 2025. For a listen-only connection to the conference call, please dial: 888-596-4144 (conference code: 3778589).

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Total client assets are $1.64 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, and our level of success integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Third Quarter of 2025	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Net revenues	$3,398	$3,228	$3,403	5%	—%
Pre-tax income	$563	$644	$671	(13)%	(16)%
Net income available to common shareholders	$435	$491	$493	(11)%	(12)%

Earnings per common share: (4)
Basic	$2.16	$2.37	$2.41	(9)%	(10)%
Diluted	$2.12	$2.31	$2.36	(8)%	(10)%

Non-GAAP measures: (1)
Adjusted pre-tax income	$582	$667	$690	(13)%	(16)%
Adjusted net income available to common shareholders	$449	$508	$507	(12)%	(11)%
Adjusted earnings per common share – basic (4)	$2.23	$2.45	$2.48	(9)%	(10)%
Adjusted earnings per common share – diluted (4)	$2.18	$2.39	$2.42	(9)%	(10)%

	Nine months ended
$ in millions, except per share amounts	June 30, 2025	June 30, 2024	% change
Net revenues	$10,338	$9,359	10%
Pre-tax income	$1,983	$1,883	5%
Net income available to common shareholders	$1,527	$1,462	4%

Earnings per common share: (4)
Basic	$7.51	$7.02	7%
Diluted	$7.35	$6.85	7%

Non-GAAP measures: (1)
Adjusted pre-tax income	$2,041	$1,955	4%
Adjusted net income available to common shareholders	$1,570	$1,516	4%
Adjusted earnings per common share – basic (4)	$7.72	$7.28	6%
Adjusted earnings per common share – diluted (4)	$7.55	$7.10	6%

Other selected financial highlights	Three months ended			Nine months ended
	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Return on common equity (5)	14.3%	17.8%	16.4%	17.1%	18.2%
Adjusted return on common equity (1) (5)	14.8%	18.4%	16.9%	17.5%	18.8%
Adjusted return on tangible common equity (1) (5)	17.2%	21.9%	19.7%	20.5%	22.5%
Pre-tax margin (6)	16.6%	20.0%	19.7%	19.2%	20.1%
Adjusted pre-tax margin (1) (6)	17.1%	20.7%	20.3%	19.7%	20.9%
Total compensation ratio (7)	64.8%	64.7%	64.8%	64.6%	64.7%
Adjusted total compensation ratio (1) (7)	64.5%	64.4%	64.5%	64.4%	64.3%
Effective tax rate	22.6%	23.6%	26.2%	22.8%	22.1%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2025

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Revenues:
Asset management and related administrative fees	$1,733	$1,611	$1,725	8%	—%
Brokerage revenues:
Securities commissions	431	416	431	4%	—%
Principal transactions	128	116	149	10%	(14)%
Total brokerage revenues	559	532	580	5%	(4)%
Account and service fees	302	328	321	(8)%	(6)%
Investment banking	212	183	216	16%	(2)%
Interest income	990	1,057	963	(6)%	3%
Other	46	51	40	(10)%	15%
Total revenues	3,842	3,762	3,845	2%	—%
Interest expense	(444)	(534)	(442)	(17)%	—%
Net revenues	3,398	3,228	3,403	5%	—%
Non-interest expenses:
Compensation, commissions and benefits	2,202	2,090	2,204	5%	—%
Non-compensation expenses:
Communications and information processing	191	166	184	15%	4%
Occupancy and equipment	77	75	74	3%	4%
Business development	77	72	64	7%	20%
Investment sub-advisory fees	56	48	54	17%	4%
Professional fees	42	38	34	11%	24%
Bank loan provision/(benefit) for credit losses	15	(10)	16	NM	(6)%
Other (8)	175	105	102	67%	72%
Total non-compensation expenses	633	494	528	28%	20%
Total non-interest expenses	2,835	2,584	2,732	10%	4%
Pre-tax income	563	644	671	(13)%	(16)%
Provision for income taxes	127	152	176	(16)%	(28)%
Net income	436	492	495	(11)%	(12)%
Preferred stock dividends	1	1	2	—%	(50)%
Net income available to common shareholders	$435	$491	$493	(11)%	(12)%

Earnings per common share – basic (4)	$2.16	$2.37	$2.41	(9)%	(10)%
Earnings per common share – diluted (4)	$2.12	$2.31	$2.36	(8)%	(10)%
Weighted-average common shares outstanding – basic	201.2	206.8	204.3	(3)%	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	205.5	212.3	208.7	(3)%	(2)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2025

Consolidated Statements of Income (Unaudited)

	Nine months ended
in millions, except per share amounts	June 30, 2025	June 30, 2024	% change
Revenues:
Asset management and related administrative fees	$5,201	$4,534	15%
Brokerage revenues:
Securities commissions	1,302	1,213	7%
Principal transactions	396	369	7%
Total brokerage revenues	1,698	1,582	7%
Account and service fees	965	982	(2)%
Investment banking	753	543	39%
Interest income	2,980	3,159	(6)%
Other	125	120	4%
Total revenues	11,722	10,920	7%
Interest expense	(1,384)	(1,561)	(11)%
Net revenues	10,338	9,359	10%
Non-interest expenses:
Compensation, commissions and benefits	6,678	6,054	10%
Non-compensation expenses:
Communications and information processing	553	481	15%
Occupancy and equipment	224	220	2%
Business development	209	193	8%
Investment sub-advisory fees	163	132	23%
Professional fees	110	103	7%
Bank loan provision for credit losses	31	23	35%
Other (8)	387	270	43%
Total non-compensation expenses	1,677	1,422	18%
Total non-interest expenses	8,355	7,476	12%
Pre-tax income	1,983	1,883	5%
Provision for income taxes	452	417	8%
Net income	1,531	1,466	4%
Preferred stock dividends	4	4	—%
Net income available to common shareholders	$1,527	$1,462	4%

Earnings per common share – basic (4)	$7.51	$7.02	7%
Earnings per common share – diluted (4)	$7.35	$6.85	7%
Weighted-average common shares outstanding – basic	203.0	207.9	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	207.6	213.1	(3)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Third Quarter of 2025	(Unaudited)

	As of				% change from
$ in millions, except per share amounts	June 30, 2025		June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Total assets	$84,815		$80,628	$83,132	5%	2%
Total common equity attributable to Raymond James Financial, Inc.	$12,180		$11,118	$12,133	10%	—%
Book value per share (9)	$60.90		$54.08	$59.74	13%	2%
Tangible book value per share (1) (9)	$52.32		$45.57	$51.29	15%	2%

Capital ratios:
Tier 1 leverage	13.1%	(3)	12.7%	13.3%
Tier 1 capital	23.0%	(3)	22.2%	23.5%
Common equity tier 1	22.8%	(3)	22.0%	23.3%
Total capital	24.3%	(3)	23.6%	24.8%

	As of			% change from
Client asset metrics ($ in billions)	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Client assets under administration	$1,637.1	$1,476.2	$1,535.9	11%	7%
Private Client Group assets under administration	$1,574.2	$1,415.7	$1,475.5	11%	7%
Private Client Group assets in fee-based accounts	$943.9	$820.6	$872.8	15%	8%
Financial assets under management	$263.2	$229.3	$245.0	15%	7%

	Three months ended			Nine months ended
Net new assets metrics ($ in millions)	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Domestic Private Client Group net new assets (2)	$11,651	$16,517	$8,830	$34,501	$47,740
Domestic Private Client Group net new assets growth — annualized (2)	3.4%	5.2%	2.6%	3.3%	5.8%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Raymond James Bank Deposit Program (“RJBDP”): (10)
Bank segment	$26,635	$23,371	$25,783	14%	3%
Third-party banks	13,878	17,325	16,813	(20)%	(17)%
Subtotal RJBDP	40,513	40,696	42,596	—%	(5)%
Client Interest Program	1,640	1,713	1,656	(4)%	(1)%
Total clients’ domestic cash sweep balances	42,153	42,409	44,252	(1)%	(5)%
Enhanced Savings Program (“ESP”) (11)	13,027	14,039	13,507	(7)%	(4)%
Total clients’ domestic cash sweep and ESP balances	$55,180	$56,448	$57,759	(2)%	(4)%

Net interest income and RJBDP fees ($ in millions)	Three months ended			% change from		Nine months ended
	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024	% change
Net interest income and RJBDP fees (third-party banks)	$656	$672	$651	(2)%	1%	$1,980	$2,059	(4)%
Average yield on RJBDP - third-party banks (12)	2.96%	3.41%	3.00%			3.03%	3.55%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Third Quarter of 2025	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	June 30, 2025			June 30, 2024			March 31, 2025
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,598	$59	4.24%	$5,318	$72	5.38%	$5,823	$62	4.26%
Available-for-sale securities	7,980	45	2.27%	9,791	55	2.28%	8,352	48	2.26%
Loans held for sale and investment: (13)
Loans held for investment:
Securities-based loans (“SBL”) (14)	18,100	276	6.04%	15,029	269	7.10%	17,110	260	6.08%
Commercial and industrial (“C&I”) loans	10,418	172	6.53%	9,935	194	7.70%	10,371	168	6.50%
Commercial real estate (“CRE”) loans	7,764	126	6.42%	7,465	142	7.52%	7,599	124	6.52%
Real estate investment trust (“REIT”) loans	1,712	30	7.04%	1,731	34	7.71%	1,713	30	7.02%
Residential mortgage loans	9,934	98	3.96%	9,173	83	3.66%	9,732	96	3.91%
Tax-exempt loans (15)	1,266	9	3.39%	1,439	10	3.34%	1,277	8	3.37%
Loans held for sale	255	4	6.98%	234	4	7.77%	231	4	6.67%
Total loans held for sale and investment	49,449	715	5.76%	45,006	736	6.51%	48,033	690	5.76%
All other interest-earning assets	231	4	5.27%	227	4	5.95%	234	2	5.09%
Interest-earning assets — Bank segment	$63,258	$823	5.18%	$60,342	$867	5.72%	$62,442	$802	5.15%
All other segments
Cash and cash equivalents	$4,152	$44	4.24%	$3,311	$49	5.99%	$4,004	$42	4.27%
Assets segregated for regulatory purposes and restricted cash	3,628	36	3.95%	3,624	46	5.08%	3,425	36	4.23%
Trading assets — debt securities	1,335	19	5.73%	1,425	20	5.83%	1,433	19	5.28%
Brokerage client receivables	2,427	42	6.97%	2,370	48	8.13%	2,371	41	7.11%
All other interest-earning assets	2,535	26	3.93%	2,426	27	4.24%	2,477	23	3.81%
Interest-earning assets — all other segments	$14,077	$167	4.72%	$13,156	$190	5.78%	$13,710	$161	4.77%
Total interest-earning assets	$77,335	$990	5.10%	$73,498	$1,057	5.73%	$76,152	$963	5.08%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (10)	$33,814	$146	1.73%	$31,232	$173	2.24%	$32,905	$144	1.78%
Interest-bearing demand deposits (11)	21,246	213	4.03%	20,261	250	4.95%	20,872	208	4.04%
Certificates of deposit	1,763	19	4.34%	2,491	30	4.81%	2,064	24	4.59%
Total bank deposits (16)	56,823	378	2.67%	53,984	453	3.38%	55,841	376	2.73%
Federal Home Loan Bank (“FHLB”) advances and all other interest-bearing liabilities	847	5	2.79%	1,189	8	2.90%	1,064	7	2.69%
Interest-bearing liabilities — Bank segment	$57,670	$383	2.67%	$55,173	$461	3.37%	$56,905	$383	2.73%
All other segments
Trading liabilities — debt securities	$818	$11	5.35%	$862	$11	5.22%	$824	$10	5.10%
Brokerage client payables	4,882	15	1.24%	4,558	22	1.93%	4,683	17	1.45%
Senior notes payable	2,040	23	4.50%	2,039	23	4.50%	2,040	23	4.50%
All other interest-bearing liabilities (16)	1,272	12	3.83%	1,522	17	4.42%	1,146	9	3.60%
Interest-bearing liabilities — all other segments	$9,012	$61	2.72%	$8,981	$73	3.25%	$8,693	$59	2.80%
Total interest-bearing liabilities	$66,682	$444	2.68%	$64,154	$534	3.35%	$65,598	$442	2.74%
Firmwide net interest income		$546			$523			$521
Net interest margin (net yield on interest-earning assets)
Bank segment			2.74%			2.64%			2.67%
Firmwide			2.83%			2.86%			2.77%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Third Quarter of 2025	(Unaudited)

	Nine months ended
	June 30, 2025			June 30, 2024
$ in millions	Average balance	Interest	Annualizedaverage rate	Average balance	Interest	Annualizedaverage rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,960	$197	4.40%	$5,699	$232	5.40%
Available-for-sale securities	8,363	142	2.27%	10,069	167	2.22%
Loans held for sale and investment: (13)
Loans held for investment:
SBL (14)	17,229	806	6.17%	14,721	798	7.12%
C&I loans	10,305	518	6.64%	10,265	597	7.64%
CRE loans	7,668	385	6.62%	7,365	423	7.55%
REIT loans	1,692	91	7.13%	1,704	100	7.71%
Residential mortgage loans	9,733	285	3.90%	8,972	240	3.57%
Tax-exempt loans (15)	1,283	26	3.37%	1,443	29	3.28%
Loans held for sale	232	12	6.96%	180	10	8.15%
Total loans held for sale and investment	48,142	2,123	5.85%	44,650	2,197	6.50%
All other interest-earning assets	237	10	5.39%	235	11	6.10%
Interest-earning assets — Bank segment	$62,702	$2,472	5.23%	$60,653	$2,607	5.68%
All other segments
Cash and cash equivalents	$4,076	$134	4.40%	$3,292	$149	6.04%
Assets segregated for regulatory purposes and restricted cash	3,571	114	4.24%	3,634	140	5.15%
Trading assets — debt securities	1,387	57	5.47%	1,251	54	5.80%
Brokerage client receivables	2,402	128	7.15%	2,266	140	8.22%
All other interest-earning assets	2,531	75	3.88%	2,265	69	3.89%
Interest-earning assets — all other segments	$13,967	$508	4.84%	$12,708	$552	5.77%
Total interest-earning assets	$76,669	$2,980	5.16%	$73,361	$3,159	5.70%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (10)	$33,088	$458	1.85%	$31,459	$497	2.11%
Interest-bearing demand deposits (11)	21,013	650	4.14%	20,206	747	4.94%
Certificates of deposit	2,094	71	4.52%	2,642	92	4.64%
Total bank deposits (16)	56,195	1,179	2.81%	54,307	1,336	3.29%
FHLB advances and all other interest-bearing liabilities	1,001	20	2.72%	1,201	26	2.92%
Interest-bearing liabilities — Bank segment	$57,196	$1,199	2.81%	$55,508	$1,362	3.28%
All other segments
Trading liabilities — debt securities	$834	$32	5.17%	$806	$33	5.46%
Brokerage client payables	4,794	52	1.44%	4,688	63	1.78%
Senior notes payable	2,040	69	4.50%	2,039	69	4.50%
All other interest-bearing liabilities (16)	1,182	32	3.62%	1,134	34	4.00%
Interest-bearing liabilities — all other segments	$8,850	$185	2.79%	$8,667	$199	3.05%
Total interest-bearing liabilities	$66,046	$1,384	2.81%	$64,175	$1,561	3.25%
Firmwide net interest income		$1,596			$1,598
Net interest margin (net yield on interest-earning assets)
Bank segment			2.67%			2.68%
Firmwide			2.78%			2.91%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2025	(Unaudited)

	Three months ended			% change from
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Net revenues:
Private Client Group	$2,488	$2,416	$2,486	3%	—%
Capital Markets	381	330	396	15%	(4)%
Asset Management	291	265	289	10%	1%
Bank	458	418	434	10%	6%
Other (17)	9	28	13	(68)%	(31)%
Intersegment eliminations	(229)	(229)	(215)	—%	7%
Total net revenues	$3,398	$3,228	$3,403	5%	—%

Pre-tax income/(loss):
Private Client Group	$411	$441	$431	(7)%	(5)%
Capital Markets (8)	(54)	(14)	36	(286)%	NM
Asset Management	125	112	121	12%	3%
Bank	123	115	117	7%	5%
Other (17)	(42)	(10)	(34)	(320)%	(24)%
Pre-tax income	$563	$644	$671	(13)%	(16)%

	Nine months ended
$ in millions	June 30, 2025	June 30, 2024	% change
Net revenues:
Private Client Group	$7,522	$6,983	8%
Capital Markets	1,257	989	27%
Asset Management	874	752	16%
Bank	1,317	1,283	3%
Other (17)	34	71	(52)%
Intersegment eliminations	(666)	(719)	(7)%
Total net revenues	$10,338	$9,359	10%

Pre-tax income/(loss):
Private Client Group	$1,304	$1,324	(2)%
Capital Markets (8)	56	(28)	NM
Asset Management	371	305	22%
Bank	358	282	27%
Other (17)	(106)	—	NM
Pre-tax income	$1,983	$1,883	5%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2025	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Revenues:
Asset management and related administrative fees	$1,462	$1,364	$1,457	7%	—%
Brokerage revenues:
Mutual and other fund products	146	142	152	3%	(4)%
Insurance and annuity products	129	130	117	(1)%	10%
Equities, exchange-traded funds (“ETFs”) and fixed income products	145	137	150	6%	(3)%
Total brokerage revenues	420	409	419	3%	—%
Account and service fees:
Mutual fund and annuity service fees	126	118	130	7%	(3)%
RJBDP fees: (10)
Bank segment	193	198	183	(3)%	5%
Third-party banks	110	149	130	(26)%	(15)%
Client account and other fees	72	66	66	9%	9%
Total account and service fees	501	531	509	(6)%	(2)%
Investment banking	9	10	9	(10)%	—%
Interest income (18)	114	121	110	(6)%	4%
All other	5	13	6	(62)%	(17)%
Total revenues	2,511	2,448	2,510	3%	—%
Interest expense	(23)	(32)	(24)	(28)%	(4)%
Net revenues	2,488	2,416	2,486	3%	—%
Non-interest expenses:
Financial advisor compensation and benefits	1,414	1,327	1,411	7%	—%
Administrative compensation and benefits	389	389	388	—%	—%
Total compensation, commissions and benefits	1,803	1,716	1,799	5%	—%
Non-compensation expenses	274	259	256	6%	7%
Total non-interest expenses	2,077	1,975	2,055	5%	1%
Pre-tax income	$411	$441	$431	(7)%	(5)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2025	(Unaudited)

Private Client Group

	Nine months ended
$ in millions	June 30, 2025	June 30, 2024	% change
Revenues:
Asset management and related administrative fees	$4,395	$3,838	15%
Brokerage revenues:
Mutual and other fund products	450	419	7%
Insurance and annuity products	364	382	(5)%
Equities, ETFs and fixed income products	458	397	15%
Total brokerage revenues	1,272	1,198	6%
Account and service fees:
Mutual fund and annuity service fees	382	339	13%
RJBDP fees: (10)
Bank segment	563	627	(10)%
Third-party banks	384	461	(17)%
Client account and other fees	208	195	7%
Total account and service fees	1,537	1,622	(5)%
Investment banking	26	29	(10)%
Interest income (18)	350	361	(3)%
All other	16	23	(30)%
Total revenues	7,596	7,071	7%
Interest expense	(74)	(88)	(16)%
Net revenues	7,522	6,983	8%
Non-interest expenses:
Financial advisor compensation and benefits	4,238	3,790	12%
Administrative compensation and benefits	1,195	1,159	3%
Total compensation, commissions and benefits	5,433	4,949	10%
Non-compensation expenses	785	710	11%
Total non-interest expenses	6,218	5,659	10%
Pre-tax income	$1,304	$1,324	(2)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2025	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Revenues:
Brokerage revenues:
Fixed income	$97	$86	$116	13%	(16)%
Equity	41	35	45	17%	(9)%
Total brokerage revenues	138	121	161	14%	(14)%
Investment banking:
Merger & acquisition and advisory	105	91	129	15%	(19)%
Equity underwriting	38	33	31	15%	23%
Debt underwriting	60	49	47	22%	28%
Total investment banking	203	173	207	17%	(2)%
Interest income	27	32	28	(16)%	(4)%
Affordable housing investments business revenues	33	30	20	10%	65%
All other	4	4	4	—%	—%
Total revenues	405	360	420	13%	(4)%
Interest expense	(24)	(30)	(24)	(20)%	—%
Net revenues	381	330	396	15%	(4)%
Non-interest expenses:
Compensation, commissions and benefits	262	243	262	8%	—%
Non-compensation expenses (8)	173	101	98	71%	77%
Total non-interest expenses	435	344	360	26%	21%
Pre-tax income/(loss)	$(54)	$(14)	$36	(286)%	NM

	Nine months ended
$ in millions	June 30, 2025	June 30, 2024	% change
Revenues:
Brokerage revenues:
Fixed income	$298	$276	8%
Equity	127	107	19%
Total brokerage revenues	425	383	11%
Investment banking:
Merger & acquisition and advisory	460	316	46%
Equity underwriting	104	82	27%
Debt underwriting	163	116	41%
Total investment banking	727	514	41%
Interest income	84	81	4%
Affordable housing investments business revenues	82	75	9%
All other	13	12	8%
Total revenues	1,331	1,065	25%
Interest expense	(74)	(76)	(3)%
Net revenues	1,257	989	27%
Non-interest expenses:
Compensation, commissions and benefits	825	721	14%
Non-compensation expenses (8)	376	296	27%
Total non-interest expenses	1,201	1,017	18%
Pre-tax income/(loss)	$56	$(28)	NM
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2025	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Revenues:
Asset management and related administrative fees:
Managed programs	$189	$171	$187	11%	1%
Administration and other	91	83	91	10%	—%
Total asset management and related administrative fees	280	254	278	10%	1%
Account and service fees	5	5	6	—%	(17)%
All other	6	6	5	—%	20%
Net revenues	291	265	289	10%	1%
Non-interest expenses:
Compensation, commissions and benefits	54	56	57	(4)%	(5)%
Non-compensation expenses	112	97	111	15%	1%
Total non-interest expenses	166	153	168	8%	(1)%
Pre-tax income	$125	$112	$121	12%	3%

	Nine months ended
$ in millions	June 30, 2025	June 30, 2024	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$565	$484	17%
Administration and other	275	236	17%
Total asset management and related administrative fees	840	720	17%
Account and service fees	17	16	6%
All other	17	16	6%
Net revenues	874	752	16%
Non-interest expenses:
Compensation, commissions and benefits	169	167	1%
Non-compensation expenses	334	280	19%
Total non-interest expenses	503	447	13%
Pre-tax income	$371	$305	22%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2025	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Revenues:
Interest income	$823	$867	$802	(5)%	3%
Interest expense	(383)	(461)	(383)	(17)%	—%
Net interest income	440	406	419	8%	5%
All other	18	12	15	50%	20%
Net revenues	458	418	434	10%	6%
Non-interest expenses:
Compensation and benefits	47	45	45	4%	4%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	15	(10)	16	NM	(6)%
RJBDP fees to Private Client Group (10)	193	198	183	(3)%	5%
All other	80	70	73	14%	10%
Total non-compensation expenses	288	258	272	12%	6%
Total non-interest expenses	335	303	317	11%	6%
Pre-tax income	$123	$115	$117	7%	5%

	Nine months ended
$ in millions	June 30, 2025	June 30, 2024	% change
Revenues:
Interest income	$2,472	$2,607	(5)%
Interest expense	(1,199)	(1,362)	(12)%
Net interest income	1,273	1,245	2%
All other	44	38	16%
Net revenues	1,317	1,283	3%
Non-interest expenses:
Compensation and benefits	138	136	1%
Non-compensation expenses:
Bank loan provision for credit losses	31	23	35%
RJBDP fees to Private Client Group (10)	563	627	(10)%
All other	227	215	6%
Total non-compensation expenses	821	865	(5)%
Total non-interest expenses	959	1,001	(4)%
Pre-tax income	$358	$282	27%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Third Quarter of 2025	(Unaudited)

Other (17)

	Three months ended			% change from
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Revenues:
Interest income (18)	$34	$47	$34	(28)%	—%
All other	—	6	4	(100)%	(100)%
Total revenues	34	53	38	(36)%	(11)%
Interest expense	(25)	(25)	(25)	—%	—%
Net revenues	9	28	13	(68)%	(31)%
Non-interest expenses:
Compensation and benefits	36	29	40	24%	(10)%
All other	15	9	7	67%	114%
Total non-interest expenses	51	38	47	34%	9%
Pre-tax loss	$(42)	$(10)	$(34)	(320)%	(24)%

	Nine months ended
$ in millions	June 30, 2025	June 30, 2024	% change
Revenues:
Interest income (18)	$102	$140	(27)%
All other	7	6	17%
Total revenues	109	146	(25)%
Interest expense	(75)	(75)	—%
Net revenues	34	71	(52)%
Non-interest expenses:
Compensation and benefits	112	78	44%
All other	28	(7)	NM
Total non-interest expenses	140	71	97%
Pre-tax loss	$(106)	$—	NM
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Third Quarter of 2025	(Unaudited)

Bank Segment

	As of			% change from
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025
Total assets	$63,561	$60,574	$62,700	5%	1%

Bank loans, net	$49,840	$45,149	$48,273	10%	3%

Bank loan allowance for credit losses	$465	$456	$452	2%	3%
Bank loan allowance for credit losses as a % of total loans held for investment	0.93%	1.00%	0.93%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (19)	1.96%	2.00%	1.94%

Total nonperforming assets	$214	$160	$214	34%	—%
Nonperforming assets as a % of total assets	0.34%	0.26%	0.34%

Total criticized loans	$572	$523	$551	9%	4%
Criticized loans as a % of total loans held for investment	1.14%	1.15%	1.14%

Total bank deposits	$57,249	$54,401	$56,403	5%	1%

	Three months ended			% change from		Nine months ended
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024	% change
Net interest margin (net yield on interest-earning assets)	2.74%	2.64%	2.67%			2.67%	2.68%

Bank loan provision/(benefit) for credit losses	$15	$(10)	$16	NM	(6)%	$31	$23	35%
Net charge-offs	$3	$6	$15	(50)%	(80)%	$22	$42	(48)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Nine months ended
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Net income available to common shareholders	$435	$491	$493	$1,527	$1,462
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits (20)	9	11	8	25	33
Communications and information processing	—	—	—	—	1
Professional fees	—	1	1	2	3
Other:
Amortization of identifiable intangible assets (21)	10	11	10	31	33
All other acquisition-related expenses	—	—	—	—	2
Total “Other” expense	10	11	10	31	35
Total pre-tax impact of non-GAAP adjustments related to acquisitions	19	23	19	58	72
Tax effect of non-GAAP adjustments	(5)	(6)	(5)	(15)	(18)
Total non-GAAP adjustments, net of tax	14	17	14	43	54
Adjusted net income available to common shareholders (1)	$449	$508	$507	$1,570	$1,516

Pre-tax income	$563	$644	$671	$1,983	$1,883
Pre-tax impact of non-GAAP adjustments (as detailed above)	19	23	19	58	72
Adjusted pre-tax income (1)	$582	$667	$690	$2,041	$1,955

Compensation, commissions and benefits expense	$2,202	$2,090	$2,204	$6,678	$6,054
Less: Acquisition-related retention (20)	9	11	8	25	33
Adjusted “Compensation, commissions and benefits” expense (1)	$2,193	$2,079	$2,196	$6,653	$6,021

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Pre-tax margin (6)	16.6%	20.0%	19.7%	19.2%	20.1%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits (20)	0.3%	0.3%	0.3%	0.2%	0.4%
Communications and information processing	—%	—%	—%	—%	—%
Professional fees	—%	—%	—%	—%	—%
Other:
Amortization of identifiable intangible assets (21)	0.2%	0.4%	0.3%	0.3%	0.4%
All other acquisition-related expenses	—%	—%	—%	—%	—%
Total “Other” expense	0.2%	0.4%	0.3%	0.3%	0.4%
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.5%	0.7%	0.6%	0.5%	0.8%
Adjusted pre-tax margin (1) (6)	17.1%	20.7%	20.3%	19.7%	20.9%

Total compensation ratio (7)	64.8%	64.7%	64.8%	64.6%	64.7%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (20)	0.3%	0.3%	0.3%	0.2%	0.4%
Adjusted total compensation ratio (1) (7)	64.5%	64.4%	64.5%	64.4%	64.3%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
Earnings per common share (4)	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Basic	$2.16	$2.37	$2.41	$7.51	$7.02
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits (20)	0.04	0.05	0.04	0.12	0.16
Communications and information processing	—	—	—	—	—
Professional fees	—	0.01	—	0.01	0.01
Other:
Amortization of identifiable intangible assets (21)	0.05	0.05	0.05	0.15	0.17
All other acquisition-related expenses	—	—	—	—	0.01
Total “Other” expense	0.05	0.05	0.05	0.15	0.18
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.09	0.11	0.09	0.28	0.35
Tax effect of non-GAAP adjustments	(0.02)	(0.03)	(0.02)	(0.07)	(0.09)
Total non-GAAP adjustments, net of tax	0.07	0.08	0.07	0.21	0.26
Adjusted basic (1)	$2.23	$2.45	$2.48	$7.72	$7.28

Diluted	$2.12	$2.31	$2.36	$7.35	$6.85
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits (20)	0.04	0.05	0.04	0.12	0.15
Communications and information processing	—	—	—	—	—
Professional fees	—	0.01	—	0.01	0.01
Other:
Amortization of identifiable intangible assets (21)	0.04	0.05	0.05	0.14	0.16
All other acquisition-related expenses	—	—	—	—	0.01
Total “Other” expense	0.04	0.05	0.05	0.14	0.17
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.08	0.11	0.09	0.27	0.33
Tax effect of non-GAAP adjustments	(0.02)	(0.03)	(0.03)	(0.07)	(0.08)
Total non-GAAP adjustments, net of tax	0.06	0.08	0.06	0.20	0.25
Adjusted diluted (1)	$2.18	$2.39	$2.42	$7.55	$7.10
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	June 30, 2025	June 30, 2024	March 31, 2025
Total common equity attributable to Raymond James Financial, Inc.	$12,180	$11,118	$12,133
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,860	1,884	1,855
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(143)	(136)	(140)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$10,463	$9,370	$10,418
Common shares outstanding	200.0	205.6	203.1
Book value per share (9)	$60.90	$54.08	$59.74
Tangible book value per share (1) (9)	$52.32	$45.57	$51.29

Return on common equity	Three months ended			Nine months ended
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Average common equity (22)	$12,157	$11,012	$11,989	$11,938	$10,717
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits (20)	5	5	4	12	17
Communications and information processing	—	—	—	—	—
Professional fees	—	1	1	1	2
Other:
Amortization of identifiable intangible assets (21)	5	5	5	16	16
All other acquisition-related expenses	—	—	—	—	1
Total “Other” expense	5	5	5	16	17
Total pre-tax impact of non-GAAP adjustments related to acquisitions	10	11	10	29	36
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(7)	(9)
Total non-GAAP adjustments, net of tax	7	8	7	22	27
Adjusted average common equity (1) (22)	$12,164	$11,020	$11,996	$11,960	$10,744

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Third Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Nine months ended
$ in millions	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Average common equity (22)	$12,157	$11,012	$11,989	$11,938	$10,717
Less:
Average goodwill and identifiable intangible assets, net	1,858	1,889	1,857	1,865	1,898
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(142)	(135)	(140)	(140)	(133)
Average tangible common equity (1) (22)	$10,441	$9,258	$10,272	$10,213	$8,952
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits (20)	5	5	4	12	17
Communications and information processing	—	—	—	—	—
Professional fees	—	1	1	1	2
Other:
Amortization of identifiable intangible assets (21)	5	5	5	16	16
All other acquisition-related expenses	—	—	—	—	1
Total “Other” expense	5	5	5	16	17
Total pre-tax impact of non-GAAP adjustments related to acquisitions	10	11	10	29	36
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(7)	(9)
Total non-GAAP adjustments, net of tax	7	8	7	22	27
Adjusted average tangible common equity (1) (22)	$10,448	$9,266	$10,279	$10,235	$8,979

Return on common equity (5)	14.3%	17.8%	16.4%	17.1%	18.2%
Adjusted return on common equity (1) (5)	14.8%	18.4%	16.9%	17.5%	18.8%
Return on tangible common equity (1) (5)	16.7%	21.2%	19.2%	19.9%	21.8%
Adjusted return on tangible common equity (1) (5)	17.2%	21.9%	19.7%	20.5%	22.5%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2025                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period.

(3)	Estimated.

(4)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were an insignificant amount for the three months ended June 30, 2025, $1 million for each of the three months ended June 30, 2024 and March 31, 2025, and $2 million and $3 million for the nine months ended June 30, 2025 and 2024, respectively.

(5)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(6)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(7)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(8)
Results for the three and nine months ended June 30, 2025 included a $58 million reserve increase associated with the settlement of a legal matter (Craig Jalbert, as Chapter 11 Liquidating Trustee v. Raymond James & Associates, Inc., et al.) related to bond underwritings for a specific issuer, sold to institutional investors between 2013 to 2015. The impact of this settlement was an increase in “Other” expense in the Capital Markets segment of $58 million for the three and nine months ended June 30, 2025.

(9)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(10)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included in money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(11)
Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest-bearing demand deposits in our net interest disclosures in this release.

(12)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(13)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(14)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

(15)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(16)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

(17)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Third Quarter of 2025                                 Footnotes

(18)	Effective October 1, 2024, we updated our methodology for allocating interest income on certain cash balances, resulting in a reduction in interest income in the Other segment and an increase in interest income in the PCG segment. Prior-period segment results have not been conformed to the current-period presentation.

(19)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

(20)
Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(21)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(22)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.